**SWISS RE FINANCIAL PRODUCTS CORPORATION**
55 East 52nd Street
New York, New York 10055
Fax: (917) 322-7201/Phone: (212) 407-7322

DATE: July 31, 2007

TO: Supplemental Interest Trust,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-7
c/o HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
("Party B")

FROM: Swiss Re Financial Products Corporation ("Party A")

RE: Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of July 31, 2007, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

<u>General Terms</u>

| | |
|---|---|
| Trade Date: | July 27, 2007 |
| Effective Date: | August 27, 2007 |
| Termination Date: | July 25, 2012, subject to adjustment in accordance with the Following Business Day Convention |
| Notional Amount: | See Amortization Schedule, Schedule A |

Fixed Amounts:

| | |
|---|---|
| Fixed Rate Payer: | Party B |
| Fixed Rate Payer Period End Dates: | The 25th day of each month of each year, commencing on September 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention. |
| Fixed Rate Payer Payment Dates: | Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date. |
| Fixed Rate: | See Amortization Schedule, Schedule A |
| Fixed Rate Day Count Fraction: | Actual/360 |

Floating Amounts:

| | |
|---|---|
| Floating Rate Payer: | Party A |
| Floating Rate Payer Period End Dates: | The 25th day of each month of each year, commencing on September 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention. |
| Floating Rate Payer Payment Dates: | Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date. |
| Floating Rate Option: | USD-LIBOR-BBA |
| Designated Maturity: | One month |
| Spread: | None |
| Floating Rate Day Count Fraction: | Actual/360 |
| Reset Dates: | The first day of each Calculation Period. |
| Compounding: | Inapplicable |
| Business Day: | Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed. |
| Floating Rate Payer Upfront Payment: | $1,164,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to July 31, 2007, subject to adjustment in accordance with the Following Business Day Convention. |

2. Procedural Terms:

| | |
|---|---|
| Calculation Agent: | Party A |
| Offices: | The Office of Party A for the Swap Transaction is New York |
| Account Details: | |
| Payments to Party A: | JPMorgan Chase Bank<br>SWIFT: CHASUS33<br>Account of: Swiss Re Financial Products<br>Account No.: 066-911184<br>ABA# 021000021 |
| Payments to Party B: | U.S. Bank Corporate Trust Services<br>ABA# 091-000-022<br>DDA# 173-103-321-118<br>Ref: SARM 2007-7<br>Attn: J. Byrnes |
| Payments to Lehman Brothers Holdings Inc: | Citibank<br>ABA: 021000089<br>Acct: 4061-5501<br>Acct Name: Lehman Brothers Holdings Inc.<br>Ref: SARM 07-7<br>Attn: Frank Affronti, Mortgage Middle Office |

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

**Swiss Re Financial Products Corporation**
**Attention: Derivatives Documentation**
**Fax: (917) 322-7201 Phone: (212) 407-7322**

**SWISS RE FINANCIAL PRODUCTS CORPORATION** JG

By: ______________________
Authorized Signatory
Shaun Lynch
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

**SUPPLEMENTAL INTEREST TRUST,**
**Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-7**
By: HSBC Bank USA, National Association, not in its individual capacity, but solely as Trustee

By: ______________________
Name:
Title:

**SCHEDULE A** to the Confirmation dated as of July 31, 2007,
Re: Reference Number 1731056
**Amortization Schedule,** subject to adjustment in accordance with the Following Business Day Convention

| From and including | To but excluding | Notional Amount (USD) | Fixed Rate |
|---|---|---|---|
| 8/27/2007 | 9/25/2007 | 236,948,285.00 | 5.43% |
| 9/25/2007 | 10/25/2007 | 228,172,207.00 | 5.45% |
| 10/25/2007 | 11/25/2007 | 220,099,138.00 | 5.40% |
| 11/25/2007 | 12/25/2007 | 212,311,538.00 | 5.38% |
| 12/25/2007 | 1/25/2008 | 204,799,317.00 | 5.38% |
| 1/25/2008 | 2/25/2008 | 196,678,476.00 | 5.36% |
| 2/25/2008 | 3/25/2008 | 189,719,509.00 | 5.34% |
| 3/25/2008 | 4/25/2008 | 182,320,472.00 | 5.30% |
| 4/25/2008 | 5/25/2008 | 175,869,581.00 | 5.27% |
| 5/25/2008 | 6/25/2008 | 169,547,874.00 | 5.25% |
| 6/25/2008 | 7/25/2008 | 163,548,649.00 | 5.22% |
| 7/25/2008 | 8/25/2008 | 157,187,788.00 | 5.20% |
| 8/25/2008 | 9/25/2008 | 150,618,239.00 | 5.19% |
| 9/25/2008 | 10/25/2008 | 144,323,146.00 | 5.19% |
| 10/25/2008 | 11/25/2008 | 138,291,046.00 | 5.19% |
| 11/25/2008 | 12/25/2008 | 132,510,957.00 | 5.19% |
| 12/25/2008 | 1/25/2009 | 126,972,354.00 | 5.20% |
| 1/25/2009 | 2/25/2009 | 121,665,151.00 | 5.21% |
| 2/25/2009 | 3/25/2009 | 116,579,683.00 | 5.21% |
| 3/25/2009 | 4/25/2009 | 111,578,094.00 | 5.23% |
| 4/25/2009 | 5/25/2009 | 106,750,879.00 | 5.24% |
| 5/25/2009 | 6/25/2009 | 102,288,522.00 | 5.26% |
| 6/25/2009 | 7/25/2009 | 97,446,362.00 | 5.28% |
| 7/25/2009 | 8/25/2009 | 93,025,217.00 | 5.30% |
| 8/25/2009 | 9/25/2009 | 88,492,424.00 | 5.32% |
| 9/25/2009 | 10/25/2009 | 84,180,427.00 | 5.35% |
| 10/25/2009 | 11/25/2009 | 80,078,472.00 | 5.37% |
| 11/25/2009 | 12/25/2009 | 76,176,332.00 | 5.38% |
| 12/25/2009 | 1/25/2010 | 72,008,387.00 | 5.39% |
| 1/25/2010 | 2/25/2010 | 68,166,467.00 | 5.40% |
| 2/25/2010 | 3/25/2010 | 64,737,562.00 | 5.42% |
| 3/25/2010 | 4/25/2010 | 61,582,754.00 | 5.43% |
| 4/25/2010 | 5/25/2010 | 58,551,148.00 | 5.44% |
| 5/25/2010 | 6/25/2010 | 55,697,743.00 | 5.45% |
| 6/25/2010 | 7/25/2010 | 52,555,244.00 | 5.47% |
| 7/25/2010 | 8/25/2010 | 49,897,399.00 | 5.48% |
| 8/25/2010 | 9/25/2010 | 47,465,540.00 | 5.50% |
| 9/25/2010 | 10/25/2010 | 45,152,162.00 | 5.51% |
| 10/25/2010 | 11/25/2010 | 42,951,493.00 | 5.53% |
| 11/25/2010 | 12/25/2010 | 40,858,044.00 | 5.54% |
| 12/25/2010 | 1/25/2011 | 38,866,593.00 | 5.55% |
| 1/25/2011 | 2/25/2011 | 36,972,171.00 | 5.56% |
| 2/25/2011 | 3/25/2011 | 35,170,052.00 | 5.57% |
| 3/25/2011 | 4/25/2011 | 33,455,742.00 | 5.58% |
| 4/25/2011 | 5/25/2011 | 31,824,961.00 | 5.58% |
| 5/25/2011 | 6/25/2011 | 30,273,643.00 | 5.59% |
| 6/25/2011 | 7/25/2011 | 28,797,916.00 | 5.59% |
| 7/25/2011 | 8/25/2011 | 27,394,097.00 | 5.60% |
| 8/25/2011 | 9/25/2011 | 26,058,685.00 | 5.60% |
| 9/25/2011 | 10/25/2011 | 24,788,347.00 | 5.61% |
| 10/25/2011 | 11/25/2011 | 23,579,913.00 | 5.62% |
| 11/25/2011 | 12/25/2011 | 22,407,750.00 | 5.63% |
| 12/25/2011 | 1/25/2012 | 21,294,693.00 | 5.63% |

| From and including | To but excluding | Notional Amount (USD) | Fixed Rate |
| --- | --- | --- | --- |
| 1/25/2012 | 2/25/2012 | 20,195,195.00 | 5.64% |
| 2/25/2012 | 3/25/2012 | 18,353,412.00 | 5.65% |
| 3/25/2012 | 4/25/2012 | 16,244,117.00 | 5.65% |
| 4/25/2012 | 5/25/2012 | 14,598,470.00 | 5.66% |
| 5/25/2012 | 6/25/2012 | 10,084,526.00 | 5.67% |
| 6/25/2012 | 7/25/2012 | 7,989,925.00 | 5.68% |